Pacer Industrial Real Estate ETF
Schedule of Investments
July 31, 2024 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 94.8%	Shares	Value
Big Yellow Group PLC	225,131	$3,501,935
Centuria Industrial REIT	641,939	1,334,950
CubeSmart (a)	201,075	9,567,148
Dream Industrial Real Estate Investment Trust	322,526	3,148,988
EastGroup Properties, Inc.	53,613	10,025,095
ESR-LOGOS REIT	7,229,581	1,487,346
Extra Space Storage, Inc.	56,785	9,064,022
First Industrial Realty Trust, Inc.	159,133	8,707,758
GLP J-Reit	5,772	5,062,854
Granite Real Estate Investment Trust	76,515	4,111,576
Lexington Realty Trust	352,504	3,630,791
LondonMetric Property PLC	2,378,174	6,157,302
Mapletree Industrial Trust	2,478,681	4,283,499
Mapletree Logistics Trust	4,044,146	3,902,856
National Storage Affiliates Trust (a)	80,919	3,444,722
Prologis, Inc.	264,003	33,277,578
Public Storage	104,683	30,977,793
Rexford Industrial Realty, Inc.	198,389	9,941,273
Safestore Holdings PLC	259,690	2,692,446
Segro PLC	771,933	9,087,986
STAG Industrial, Inc.	220,532	8,999,911
Terreno Realty Corp. (a)	114,922	7,861,814
Tritax Big Box REIT PLC	2,688,260	5,719,482
Urban Logistics REIT PLC	570,133	910,301
Warehouses De Pauw CVA	215,384	5,846,137
WP Carey, Inc.	158,558	9,166,238
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $195,738,794)		201,911,801

COMMON STOCKS - 5.0%	Shares	Value
Real Estate - 5.0%
National Storage REIT	1,516,866	2,450,126
Sagax AB - Class B	257,829	6,365,554
VGP NV	16,105	1,746,451
		10,562,131
TOTAL COMMON STOCKS (Cost $9,145,379)		10,562,131

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING- 1.9%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(b)	3,991,121	3,991,121
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,991,121) - 1.9%		3,991,121

TOTAL INVESTMENTS - 101.7% (Cost $208,875,294)		216,465,053
Liabilities in Excess of Other Assets - (1.7)%		(3,521,533)
TOTAL NET ASSETS - 100.0%		$212,943,520

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of July 31, 2024. The total market value of these securities was $3,878,307 which represented 1.8% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Pacer Industrial Real Estate ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$201,911,801	$–	$–	$201,911,801
Common Stocks	10,562,131	–	–	10,562,131
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	3,991,121
Total Investments	$212,473,932	$–	$–	$216,465,053

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.